To Our Shareholders:
I am pleased to invite you to attend the Annual Meeting of Shareholders of The Ziegler Companies, Inc. to be held on Monday, April 20, 1998 at 10:00 a.m. at the West Bend Inn in West Bend, Wisconsin.
The agenda for this year's meeting includes a proposal for the adoption of an equity incentive plan for executives and key employees of the Company, which your Board of Directors considers especially important to increasing the future profitability of your Company. The Proxy Statement describes the proposal in detail.
Whether or not you attend the Annual Meeting, I hope that you read this
Proxy Statement carefully, and vote as soon as possible.  This will help save your Company the expense of follow-up letters to shareholders who have not responded. Your vote as a shareholder is important, regardless of the number of shares held.
                                      Sincerely,
                                      Peter D. Ziegler
                                      Chairman, President & CEO
                         THE ZIEGLER COMPANIES, INC.
                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           Monday, April 20, 1998
TO THE SHAREHOLDERS OF THE ZIEGLER COMPANIES, INC.:
The annual meeting of shareholders of The Ziegler Companies, Inc., will be held on Monday, April 20, 1998 at 10:00 A.M. (Central Daylight Time) at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin.
            1. To elect three directors for a term of three years, and a fourth director to fill the remaining term of a retiring director;
            2. To approve a new equity-based incentive compensation program for key employees of the Company;
            3. To vote on a proposal to ratify the retention of Arthur Andersen LLP as auditors for 1998; and
            4. To transact any other business which may properly come before the meeting, or any adjournments thereof.
Shareholders of record at the close of business on March 6, 1998 will be entitled to vote at the meeting and any adjournments thereof. If you plan to attend the meeting in person, and you are a shareholder whose shares are not registered in your own name, please bring to the meeting either (i) the original of the voting form sent to you by your broker with this Notice of Annual Meeting and Proxy Statement, or (ii) other written evidence of your beneficial ownership of shares on the record date, signed by a representative of the record owner.
            A PROXY AND PROXY STATEMENT ARE ENCLOSED.  YOUR VOTE
            IS IMPORTANT.  TO ASSURE YOUR REPRESENTATION AT THIS
            MEETING, PLEASE FILL IN THE ENCLOSED PROXY, WHICH IS
            SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS
            YOUR NAME APPEARS AND RETURN PROMPTLY.  SHAREHOLDERS
            WHO EXECUTE PROXIES RETAIN THE RIGHT TO REVOKE THEM
            AT ANY TIME BEFORE THEY ARE VOTED.
                                      By Order of the Board of Directors,
                                      /s/ Janine R. Yovanovich
                                      Janine R. Yovanovich
                                      Corporate Secretary
March 25, 1998
215 North Main Street
West Bend, Wisconsin 53095
                         THE ZIEGLER COMPANIES, INC.
                            215 North Main Street
                         West Bend, Wisconsin 53095
                                                               March 25, 1998
                               PROXY STATEMENT
           ANNUAL MEETING OF SHAREHOLDERS, MONDAY, APRIL 20, 1998
This proxy statement is being solicited on behalf of the Board of Directors of The Ziegler Companies, Inc. (the "Company") on March 25, 1998, for use at the annual meeting of the shareholders to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin, at 10:00 A.M., (Central Daylight Time) on Monday, April 20, 1998, and at any adjournments of the meeting.
Each share of the Company's Common Stock ("Common Stock") outstanding on the record date is entitled to one vote. Any person giving a proxy in the form accompanying this Proxy Statement may revoke it at any time before its exercise. The proxy may be revoked by filing a written statement of revocation with the transfer agent, Firstar Trust Company, or by attendance at the annual meeting and election to vote in person.
A majority of the votes entitled to be cast by shares entitled to vote, represented in person or by proxy, constitutes a quorum for action on a matter at the Meeting. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present. A "plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Shares for which authority is withheld to vote for director nominees and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) are considered present for purposes of establishing a quorum but will have no effect on the election of directors except to the extent that the failure to vote for a director nominee results in another nominee receiving a larger number of votes.
Votes attempted to be cast against a candidate are not given legal effect and are not counted as votes cast in an election of directors.
If a quorum exists, the affirmative vote of the holders of a majority of the shares cast at the Meeting, in person or by proxy, will be required for approval of The Ziegler Companies, Inc. 1998 Stock Incentive Plan (the "1998 Plan"), provided that the total vote cast on the 1998 Plan represents over 50% of the shares entitled to vote thereon. Because abstentions and broker non-votes are not considered to be votes cast, neither will have an effect on the vote so long as enough votes are cast to satisfy the 50% requirement set forth above.
The Company will bear the entire cost of preparing, printing and mailing this Proxy Statement and accompanying proxy.  Copies of solicitation material will be furnished to brokerage firms, fiduciaries and custodians to forward to beneficial owners of the common stock held in the names of such nominees.
Only shareholders of record on March 6, 1998 are entitled to vote at the meeting. As of that date, the Company's issued and outstanding voting securities consisted of 2,425,183 shares of Common Stock, each having one vote per share.
         STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table indicates the persons who, as of March 6, 1998, were known by the Company to be the beneficial owners of more than 5% of any class of the Company's voting securities.  The following information is based on reports on Schedule 13D, as amended, filed with the Securities and Exchange Commission or other reliable information. To the best of the Company's knowledge, all shareholdings represent shares actually owned, and do not include shares which the designated person has the right to acquire.

                                                       Amount and Nature
      Title of                Name and Address           of Beneficial       Percent
       Class                 of Beneficial Owner           Ownership        of Class
      Common Stock        Peter R. Kellogg (1)              400,600          16.51%
      $1.00 Par Value     120 Broadway
                          New York, New York
                          New West Investors,               208,200           8.58%
                          L.P. (2)
                          800 West State Street
                          Doylestown, Pennsylvania

(1) Mr. Peter R. Kellogg, Senior Managing Director, Spear, Leeds & Kellogg, 120 Broadway, New York, New York, beneficially owns an aggregate of 400,600 shares of the Company's Common Stock. Of those shares, 100,600 shares were owned by Mr. Kellogg personally, and 150,000 shares were owned by I.A.T. Reinsurance Syndicate, Ltd. ("IAT"), a Bermuda corporation of which Mr. Kellogg is the sole holder of voting stock. In addition, Mr. Kellogg may be deemed to be the indirect beneficial owner of 100,000 shares of Common Stock held by his wife, and 50,000 shares of Common Stock held by the Peter R. and Cynthia K. Kellogg Foundation, by virtue of his shared disposition and voting power. The aggregate number of shares of Common Stock, with respect to which Mr. Kellogg may be deemed to be the beneficial owner is 400,600 shares.
(2) Based on information filed by New West Investors, L.P. ("New West"), 800 West State Street, Suite 103, Doylestown, Pennsylvania, in Schedule 13D, as amended through Amendment 3 filed February 5, 1998, with the Securities and Exchange Commission. Mr. Gerald J. Gagner is the sole general partner of New West with voting and dispositive control over the securities held in New West's investment portfolio. Mr. Gagner may be considered to beneficially own the shares of Common Stock of the Company that are owned of record by New West. None of the limited partners of New West has any voting or dispositive control over such securities. According to Schedule 13D, as amended, filed by New West, the shares were purchased for investment purposes only.
The following table sets forth information concerning the shares of equity securities of the Company beneficially owned by (i) the executive officers of the Company named in the Summary Compensation Table, (ii) each director of the Company and each nominee for director of the Company and (iii) by the directors and Named Officers of the Company as a group, all as of March 6, 1998. Except as indicated below, no person owns in excess of 1% of the outstanding shares of any class of the Company's equity securities. Unless otherwise noted, each person has sole voting and investment power with respect to the number of shares indicated.

                                                         Amount and Nature
Title of                         Name of                   of Beneficial         Percent
 Class                      Beneficial Owner             Ownership (3)(4)       of Class
Common Stock           Peter R. Kellogg (1)                    400,600           16.51%
$1.00 Par Value        Bernard C. Ziegler III (2)               37,806            1.55%
                       Peter D. Ziegler (2)(3)                  33,430            1.37%
                       Patrick D. J. Kenny (2)                  18,018
                       S. Charles O'Meara (3)                   15,700
                       Donald A. Carlson, Jr. (3)               12,987
                       Geoffrey G. Maclay, Jr. (3)              10,000
                       John C. Wagner (3)                        3,110
                       John R. Green                             1,704
                       John C. Frueh                             1,100
                       Frederick J. Wenzel                         900
                       Stephen A. Roell                            800

All directors and
named executive officers as a group            TOTAL           536,155
                                               TOTAL PERCENT OF CLASS   22.10%
(1) Shares shown include an aggregate of 300,000 shares of Common Stock to which such nominee and director disclaims beneficial ownership. Such shares are beneficially owned in the amounts indicated: Mr. Kellogg (300,000).
(2) Shares shown include an aggregate of 34,064 shares of Common Stock which are held in trusts of which nominees and directors are trustees or in custodian accounts for minors as to which directors serve as custodians, in the amount indicated: Mr. Peter D. Ziegler (3,400) (custodian, sole voting and investment power) and (8,650) (co-trustee, shared voting and investment power); Mr. Kenny (822) (custodian, sole voting and investment power) and (11,392) (co-trustee, shared voting and investment power); and Mr. Bernard C. Ziegler III (7,350) (custodian, sole voting and investment power) and (2,450) (co-trustee, shared voting and investment power). These nominees and directors disclaim beneficial ownership of these shares other than sole or shared voting and investment power as indicated.
(3) Includes shares of Common Stock which, as of March 6, 1998, were subject to outstanding stock options exercisable within 60 days as follows: Mr.
     P. D. Ziegler, 9,260 shares; Mr. Carlson, 3,150 shares, Mr. O'Meara, 15,200 shares; Mr. Maclay, 10,000 shares; Mr. Wagner, 3,150 shares; and stock options for all directors and Named Officers as a group, 40,760 shares.
(4) Except as otherwise indicated in the previous footnotes, all stock ownership is direct.
                            ELECTION OF DIRECTORS
The Board of Directors consists of eight members, of whom two or three members, as the case may be, are elected each year to serve for terms of three years or until their successors are elected. Proxies may be voted for the election of Messrs. P. D. Ziegler, F. J. Wenzel, and P. R. Kellogg for terms expiring in 2001, and for the election of Donald A. Carlson, Jr. to a term expiring in 1999. Mr. Carlson was nominated by the Board of Directors to fill the vacancy created by Patrick D. J. Kenny's resignation, which will be effective as of the day before the annual meeting.
Directors are elected by a plurality of the votes cast by the Company's shareholders at a meeting at which a quorum is present. See page 2 of this Proxy Statement for a fuller statement regarding the effect of shareholder voting at the annual meeting. Under Wisconsin law, cumulative voting for directors is permitted, but is not presently provided for in the Company's Articles of Incorporation.
Biographical summaries of those nominees for director who presently sit on the Board of Directors, as well as for the other incumbent directors, are found on the following page. A biographical summary of Mr. Carlson follows the information about incumbent board members.
                            NOMINEES FOR ELECTION
                                                       Director of Company
Name, Age, Principal Occupation                      or a Subsidiary Thereof
  and Public Directorships (1)                         Continuously Since
Class of 1998 (Nominees)
(Term will expire in 2001)
Peter D. Ziegler, Age 48                                      1986
  President and Chief Executive Officer
  of the Company; Director, West Bend
  Mutual Insurance Company, West Bend,
  Wisconsin; Director, Trustmark Insurance
  Company, Lake Forest, Illinois
Frederick J. Wenzel, Age 67 (1)                               1993
  Professor of Medical Practice Management,
  University of St. Thomas Graduate School of
  Business, Minneapolis, Minnesota; Advisor to
  the President, Marshfield Clinic, Marshfield,
  Wisconsin, a multi-specialty medical clinic
Peter R. Kellogg, Age 55                                      1995
  Senior Managing Director, Spear, Leeds & Kellogg,
  a specialist firm on the New York Stock Exchange;
  Director, Interstate/Johnson Lane, Inc.
Class of 1999 (Nominee)
(Term will expire in 1999)
Donald A. Carlson, Jr., Age 50                                1998
  President and Chief Executive Officer of
  Ziegler Securities, the investment banking
  division of B. C. Ziegler and Company
                       DIRECTORS CONTINUING IN OFFICE
Class of 1999
(Term will expire in 1999)
Stephen A. Roell, Age 48                                      1996
  Vice President and Chief Financial Officer,
  Johnson Controls, Inc., Milwaukee, Wisconsin
Bernard C. Ziegler III, Age 48                                1993
  President, Ziegler/Limbach, Inc.,
  West Bend, Wisconsin, a business development
  and management firm
Class of 2000
(Term will expire in 2000)
John C. Frueh, Age 63                                         1976
  President, Aegis Group, Inc., Pittsburgh,
  Pennsylvania, a firm specializing in
  acquisition and management of manufacturing
  and distributing companies
John R. Green, age 53                                         1994
  Partner, Green Manning & Bunch, Denver,
  Colorado, a private investment banking firm
(1) Each of the nominees and directors has been in his principal occupation for the past five years or longer with the following exceptions:
           Mr. Wenzel served as Executive Director of the Marshfield Clinic from August 1976 to June 1993. Mr. Wenzel was Executive Vice President and Chief Executive Officer of the Medical Group Management Association in Englewood, Colorado from 1993 to 1996.
Mr. D. A. Carlson, Jr. will stand for election as a Director of the Company to fill a partial term which will expire in 1999. Mr. Carlson has served in the capacity of President and Chief Executive Officer of the Ziegler Securities Division of B. C. Ziegler and Company since 1987. He has worked in various capacities in sales, investment banking and management positions at ZSD and its predecessor corporation since 1975.
Messrs. P. D. Ziegler and B. C. Ziegler III (who are first cousins) and trusts or custodian accounts as to which either Mr. P. D. Ziegler or Mr. B.
C. Ziegler III serve as co-trustee or custodian own beneficially 2.93% of the outstanding common stock of the Company.
                           EXECUTIVE COMPENSATION
The Summary Compensation Table on the following page discloses the compensation for the past three years of the Company's Chief Executive
Officer and the four most highly compensated executive officers of the Company other than the Chief Executive Officer who were serving as such during 1997, and whose compensation exceeded $100,000 (the "Named
Officers").
The tables on the following pages provide information concerning the granting and exercise of options during 1997 with respect to each of the Named Officers, and the fiscal year-end value of unexercised options held by each Named Officer.

                                               SUMMARY COMPENSATION TABLE

                                                                Long-Term Compensation
                               Annual Compensation                Awards              Payouts

                                                                              Securities
                                                                              Underlying
                                                                              Options/      Long-
                                                                              Stock         Term
                                                    Other                     Apprecia-     Incen-     All
Name                                                Annual      Restricted    tion          tive       Other
and                                                 Compensa-   Stock         Rights        Plan       Compensa-
Principal                      Salary    Bonus      tion        Award         (SAR's)       Payouts    tion
Position                Year   ($)       ($)        ($)(1)      ($) (2)       (#) (3)       ($) (4)    ($)(5)
P. D. Ziegler           1997   200,000    None      6,385       78,000        2,260         None       15,297
President and           1996   200,000    None      2,920       None          None          None       14,487
Chief Exec. Officer     1995   171,600    50,000    None        None          2,120         None       15,206
D. A. Carlson, Jr.      1997   157,264   250,000    1,406       None          3,150         27,257     15,295
President, Chief Exec.  1996   151,215   100,000    None        None          None          29,437     14,470
Officer and Treasurer,
Ziegler Securities
Division
G. G. Maclay, Jr.       1997   115,000    33,200    None        None          None          None       13,717
President and Chief     1996   108,955     8,200    None        None          10,000        None       50,660
Executive Officer,
Ziegler Asset Manage-
ment, Inc.
S. C. O'Meara           1997   112,487    22,500    1,167       None          1,200         None       11,887
Sr. Vice President      1996   108,160    22,500    None        None          None          None       11,519
and General Counsel     1995   104,000    22,500    None        None          1,170         None       10,472
J. C. Wagner            1997   109,200    17,000    None        None          1,150         None       11,803
Sr. Vice President-     1996   105,000    27,500    None        None          None          None       11,107
Retail Sales            1995   100,000    20,000    None        None          1,110         None       10,431

(1)  Value realized upon exercise of stock options.
(2) Mr. Ziegler received 4,000 shares of restricted stock in lieu of a cash bonus for 1997. The restricted stock vests over a three year term. The valuation of the shares is based on market values on the date of the award. The aggregate restricted stock owned by the CEO and all Named Officers consists of 8,669 shares owned by Donald A. Carlson, Jr., having a value on December 31, 1997 of $182,591. 8,000 shares of this total were granted on January 26, 1994, and vest at a rate of 20% of the total number of shares of Restricted Stock granted commencing on the first day after the fifth anniversary of the Date of Grant and continuing on the same date each year thereafter, such that all shares of Restricted Stock will be fully vested on the first day after the ninth anniversary of the Date of Grant; and 669 shares of this total were granted on January 27, 1995, and vest at a rate of 20% of the total number of shares of Restricted Stock granted commencing on the first day after the first anniversary of the Date of Grant, and continuing on the same date each year thereafter, such that all shares of Restricted Stock will be fully vested on the first day after the fifth anniversary of the Date of Grant. Dividends are paid on all restricted stock.
(3) Mr. Maclay's award for 1996 is a nonstatutory stock option for 10,000 shares, at an exercise price of $18.57 per share, for a term of ten years from the date of grant. The balance of the awards noted in the column reflect awards granted under the Company's 1989 Employees' Stock Purchase Plan ("1989 Plan"). In general, the 1989 Plan provides that all full-time employees of the Company and its designated subsidiaries who have been employed for at least two years are granted an option to purchase 10 shares of common stock for each $1,000 of compensation earned in the calendar year preceding the year of grant. The purchase price upon exercise is 85% of the fair market value of the shares of Common Stock on the date of exercise.
(4) Mr. Carlson's long term incentive payout consists of payment of deferred compensation paid in lieu of cash bonus on account of investment banking services performed in prior years.
(5) Payments by B. C. Ziegler and Company under the Ziegler Growth Retirement Plan, a defined contribution qualified plan, with a 401(k) component
     (Mr. Ziegler, $14,350; Mr. Carlson, $14,350; Mr. Maclay, $12,953; Mr.
     O'Meara, $11,136; and Mr. Wagner, $11,066, and premiums paid by the Company for term life insurance and long-term disability insurance (Mr. Ziegler, $947; Mr. Carlson, $945; Mr. Maclay, $764; Mr. O'Meara, $751; and Mr. Wagner, $737).

                                    AGGREGATED OPTION/STOCK APPRECIATION RIGHT (SAR)
                           EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
                                                                                           Value of
                                                              Number of                   Unexercised
                                                             Securities                  In-the-Money
                                                             Underlying                  Options/SARs
                                                             Unexercised                      at
                                                           Options/SARs at             December 31, 1997
                                                          December 31, 1997                   ($)
                       Number of          Value
                    Shares Acquired     Realized
Name                  on Exercise          ($)        Exercisable/Unexercisable    Exercisable/Unexercisable
Peter D. Ziegler         2,120           $ 6,385             9,260 / -0-                $39,481 / $ -0-
Donald A. Carlson, Jr.    500            $ 1,406             3,150 / -0-                $ 9,952 / $ -0-
Geoffrey G. Maclay, Jr.   -0-            $ - 0 -            10,000 / -0-                $24,925 / $ -0-
S. Charles O'Meara        400            $ 1,167            15,100 / -0-                $80,600 / $ -0-
John C. Wagner            -0-            $ - 0 -             2,000 / -0-                $33,250 / $ -0-

                                        OPTIONS / SAR GRANTS IN LAST FISCAL YEAR
                                     % of
                                     Total
                        Number   Options/SARs
                          of        Granted                Market
                      Securities      to       Exercise     Price                    Potential Realizable Value
                      Underlying   Employees      or         on                      at Assumed Annual Rates of
                       Options/       in         Base       Date                      Stock Price Appreciation
                         SARs       Fiscal       Price       of      Expiration            for Option Term
Name                  Granted (1)    Year       ($/Sh)      Grant       Date          0%          5%           10%
Peter D. Ziegler         2,260       1.75%           -      $18.00    04-30-99     $ 6,102     $ 6,407     $ 6,712
Donald A. Carlson, Jr.   3,150       2.43%           -      $18.00    04-30-99     $ 8,505     $ 8,930     $ 9,355
Geoffrey G. Maclay, Jr.      -           -           -           -           -           -           -           -
S. Charles O'Meara       1,200        .92%           -      $18.00    04-30-99     $ 3,240     $ 3,402     $ 3,564
John C. Wagner           1,150        .89%           -      $18,00    04-30-99     $ 3,105     $ 3,260     $ 3,415

(1) All options granted in 1997 were pursuant to the Company's 1989 Employees' Stock Purchase Plan ("1989 Plan"). Effective May 1, 1997, the
      Company's Board of Directors renewed an option grant under the 1989
      Plan for a two year term to all full-time employees of the Company and designated subsidiaries who have been employed for at least two years.
      The option grant entitles eligible employees to purchase ten shares of Common Stock for each $1,000 of compensation earned in the calendar year immediately prior to the option grant, at an exercise price equal to 85% of the fair market value of the Common Stock on the date options are exercised.
         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Mr. Stephen A. Roell, a director of the Company, and a member of its Organization and Compensation Committee, serves as Vice President and Chief Financial Officer of Johnson Controls, Inc., a corporation for which R.
Douglas Ziegler served as director until November 1997, when he resigned due to that corporation's policy regarding director age limitations.
                        COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors is responsible for establishing policies regarding the compensation of the Company's executive officers, and for setting the amount of annual compensation for these officers. As is customary in the securities industry, a significant portion of executive compensation may be represented by a bonus, or other form of incentive compensation.
The annual compensation of Peter D. Ziegler, the Chief Executive Officer of the Company, consists of a preset base salary and an incentive bonus which is determined following the close of each fiscal year of the Company. Under the Committee's existing policies, the maximum bonus for which Mr. Ziegler could qualify is 100% of his base salary, which was $200,000 in 1997. The base salary is set subjectively without formal guidelines, but taking into account the CEO's base compensation for prior years, and the size and complexity of the Company's operations. One-half of the incentive bonus component is derived from a formula which is based on the Company's return on equity over the preceding year. For 1997, the Company's financial performance did not reach the threshold for any bonus amount based on the formula, and accordingly, Mr. Ziegler received no bonus compensation on account of the Company's return on equity. The other half of Mr. Ziegler's incentive bonus is awarded in the discretion of the Committee, based on subjective factors which the Compensation Committee determines and communicates to the CEO. With respect to the discretionary component, the Committee awarded Mr. Ziegler a restricted stock grant of 4,000 shares, which vests over a three-year term.
The Company compensates executive officers other than the CEO who have direct revenue-producing responsibilities with fixed salary and formula-based incentives. Applicable formulas focus on matters such as gross revenue, margin and net contribution to the Company's annual financial performance. In some circumstances, these executives may also be awarded additional bonus amounts, based on the Company's profitability as a whole, or on other specific factors. With respect to executive officers who do not head revenue-producing divisions or segments of the Company, the CEO informs the Committee of his recommendation for annual salary and bonus. The factors considered by the CEO are subjective, based on his perception of the individual's performance, the Company's overall performance, and other factors. The Compensation Committee approved the CEO's recommendations in arriving at 1997 compensation for the executive officers other than the CEO who are named in the compensation table in this proxy statement.
After consultation with the CEO and the Board of Directors, the Compensation Committee decided to disregard the two large non-recurring expenses
(settlement of litigation arising from a 1989 underwriting, and the write-off of a loan and pool of receivables owned by the Company) in setting compensation, bonus and discretionary retirement plan contribution levels throughout the Company, because the legal settlement related to events which were considerably removed in time from 1997 operations, and because the operational responsibility for the pool of receivables was quite concentrated within the management group.
The Compensation Committee also evaluated the Company's 1998 Stock Incentive Plan ("Plan") which is recommended by management for approval at the Annual Meeting of Shareholders. The Committee reported favorably on the Plan to the Board of Directors, for the primary reasons that stock-based compensation programs are essential for retaining key employees, and these programs tend to align the interests of key employees with the long-term interests of shareholders.
At the Board of Directors meeting in January 1998, the duties of the Compensation Committee were expanded, and now include nominating candidates to serve as directors on the Company's Board, and reviewing and addressing ongoing governance issues. The Committee has been renamed the Organization and Compensation Committee, effective for 1998.
                                              COMPENSATION COMMITTEE
                                              John R. Green, Chairman
                                              Stephen A. Roell
                                              Frederick J. Wenzel
               PROPOSAL TO APPROVE THE ZIEGLER COMPANIES, INC.
                          1998 STOCK INCENTIVE PLAN
      On March 10, 1998, the Company's Board of Directors adopted The
Ziegler Companies, Inc. 1998 Stock Incentive Plan (the "1998 Plan"), subject to approval by the Company's shareholders at their 1998 Annual Meeting. A copy of the 1998 Plan in the form adopted by the Board of Directors is attached as Appendix A to this Proxy Statement. If the 1998 Plan is approved by the shareholders of the Company, no further awards or grants will be made under The Ziegler Company, Inc. 1993 Employees' Stock Incentive Plan, although options granted under that plan (and prior plans) will remain in effect until they have been exercised or have expired and such options shall be administered in accordance with their terms and in accordance with the plan under which they were granted.
      If a quorum exists, the affirmative vote of the holders of a majority of the shares cast at the Meeting in person or by proxy, will be required for approval of The Ziegler Companies, Inc. 1998 Stock Incentive Plan, provided that the total votes cast on the 1998 Stock Incentive Plan represent over 50% of the shares entitled to vote thereon. Because abstentions and broker non-votes are considered to be votes cast, neither will have an effect on the vote so long as enough votes are cast to satisfy the 50% requirement set forth above.
      The Board of Directors recommends that Company shareholders vote FOR approval of the 1998 Plan.
      The 1998 Plan replaces the Company's existing 1993 Stock Incentive
Plan as described above. The 1993 Stock Incentive Plan authorized 200,000 shares of the Company's stock to be issued in the form of options and other awards. As of March 10, 1998, only 125,430 of the available shares under the 1993 Stock Incentive Plan had been made subject to grants. Subject to shareholder approval of the 1998 Plan, existing grants under the 1993 Stock Incentive Plan will remain outstanding and in effect according to their terms, and the authority to issue awards with respect to the remaining
74,570 will be extinguished.
      The principal objectives of the 1998 Plan are to provide incentive for the key employees and qualified directors of the Company and its subsidiaries to improve corporate performance on a long-term basis, and to attract and retain key employees and directors. The Board of Directors believes that granting options and other stock awards to officers, other key employees and directors enhances the Company's ability to retain, attract and provide incentives to individuals necessary for the success of the Company. The primary objective of the 1998 Plan is to link the vesting of long-term incentives of key employees to increasing shareholder returns.
The 1998 Plan grants considerable discretion to the Company's Organization and Compensation Committee (the "Committee") to structure options, Stock Appreciation Rights, and restricted stock awards in ways which will result in alignment of the interest of key employees and shareholders.
      Although the 1998 Stock Incentive Plan does not restrict the Committee's discretion, it is the intention of the Board of Directors that the Committee utilize the authorization to issue up to 435,000 shares of Common Stock primarily in the form of options which vest over time only if certain benchmarks for measuring the Company's performance are met. It is expected by the Committee that the performance benchmarks will be established at the time of option grants, and attainment of vesting by employees will be determined by the Committee following the close of each fiscal year during which performance-based options are in effect. The 1998
Plan does not contain preset formulas or matrices in order to afford the Committee the flexibility to fashion appropriate incentives for the earning of awards over the remaining life of the 1998 Plan.
Principal Terms of the 1998 Plan
      Under the 1998 Plan, incentive stock options, nonqualified stock options, restricted stock and stock appreciation rights (each, an "Award") may be granted to any regular salaried employee or any director of the Company or a subsidiary of the Company who, in the sole opinion of the Committee, contributes significantly to the growth and success of the Company or a subsidiary; provided that any director of the Company who is not also an employee of the Company shall not be eligible to receive an incentive stock option. Such eligible participants in the 1998 Plan shall be referred to as "Eligible Participants."
      The total number of shares of Common Stock available for issuance under the 1998 Plan may not exceed four hundred thirty-five thousand
(435,000) shares, although no Eligible Participant may be granted an Award or Awards covering more than 43,500 shares of Common Stock in any calendar year. These stock thresholds are subject to adjustment in the event of a stock split, stock distribution or other capital event, as described in the 1998 Plan.
      Shares available for an Award under the 1998 Plan may be either authorized but unissued or reacquired shares of Common Stock. Shares subject to, but not issued under, an option or stock appreciation right which expires, terminates, is cancelled or forfeited for any reason under the 1998 Plan and shares of restricted stock which have been forfeited before the grantee has received any benefit of ownership (such as dividends) shall again become available for the granting of Awards under the 1998 Plan.
      The 1998 Plan is administered by the Committee of the Board of Directors of the Company. The Committee shall be constituted so as to permit the 1998 Plan to comply with the provisions of Section 162(m) of the Code and to afford 1998 Plan participants an exemption for 1998 Plan transactions pursuant to Rule 16b-3 under the Securities Exchange Act of 1934. The Committee is empowered to adopt such rules, regulations and procedures and take such other action as it deems necessary or proper for administration of the 1998 Plan, including any modification, extension or renewal of any Award granted thereunder. The Committee has the authority to interpret the provisions of the 1998 Plan, which interpretations shall be final and conclusive. Specifically, the Committee is empowered, subject to any contrary provisions of the 1998 Plan, to designate the persons to whom Awards shall be granted, to grant Awards in such form and amount as the Committee shall determine, to impose such limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate, and to waive in whole or in part any limitations, restrictions or conditions imposed upon any such Award as the Committee shall deem appropriate. The
Board of Directors may also amend, modify, suspend or terminate the 1998
Plan from time to time; provided, however, that no such action can be taken without shareholder approval if required by applicable law. Furthermore, subject to the terms and conditions of the 1998 Plan, the Committee may modify, extend or renew outstanding Awards granted under the 1998 Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), reduce the exercise price of outstanding options and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised); provided, however, that no such modification of an Award (either directly or through modification of the 1998 Plan) shall, without the consent of the grantee, alter or impair any rights of the grantee under the Award.
Stock Options
      Stock Options ("Options") may be granted to Eligible Participants at any time as determined by the Committee (subject to the volume limitations set forth above). Options granted under the 1998 Plan may be either
"Incentive Stock Options" under Section 422 of the Code or options that are not intended to qualify as Incentive Stock Options ("Nonqualified Stock Options"). Each Option must be evidenced by an agreement between the Company and the grantee which must contain the terms and conditions required by the 1998 Plan and such other terms and conditions not inconsistent therewith as the Committee may deem appropriate.
      The exercise price of an Option granted under the 1998 Plan is determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the exercise price may not be less than 100% of the Fair Market Value of the Common Stock (as defined in the 1998 Plan) when the Option is granted; and provided further that the Committee may grant a Nonqualified Stock Option with an exercise price of less than 100% of the Fair Market Value of the Common Stock on the condition that the grantee makes a cash payment to the Company on the date of grant of at least the difference between the Fair Market Value and the option price (i.e., the sum of the cash payment and the exercise price must be equal to or in excess of the Fair Market Value of the Common Stock on the date of grant).
      For purposes of the 1998 Plan, an Option is considered as having been granted on the date on which the Committee authorized its grant (unless the Committee has designated a later grant date). Options granted under the 1998 Plan may be exercisable at such times and subject to such restrictions and conditions as the Committee in each instance approves, but no Option may be exercisable until at least six months have elapsed from the date of grant (except in the case of death or disability) or prior to shareholder approval of the 1998 Plan. The period of exercisability may not exceed 10 years from the date the Option is granted and Options must be exercised while grantee is employed by the Company (or a subsidiary) or within three months after termination of employment, unless such termination is caused by death or disability, in which case the optionee has one year after such termination within which to exercise. Without limiting the generality of the foregoing, the Committee may condition the exercise of stock options upon the attainment of specified levels of revenue, earnings per share, net income, return on equity, return on sales, stock price, costs, individual performance measures or such other factors or criteria as the Committee shall determine.
      An Option may be exercised in whole or in part from time to time as specified in the Option agreement by the grantee giving a written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the exercise price. The exercise price may be paid either (i) in cash, (ii) by check, or (iii) with the approval of the Committee, through delivery of shares of Common Stock which have been beneficially owned by the grantee, the grantee's spouse or both of them for a period of at least six months prior to the exercise ("Delivered Stock"), or (iv) through a combination of cash and Delivered Stock. Delivered Stock is valued at its Fair Market Value as of the date of the exercise. The holder of an Option shall not have any rights as a shareholder with respect to the shares subject to the Option until certificates evidencing such shares are delivered to him or her.
      Special provisions are contained in the 1998 Plan covering a merger, consolidation or reorganization of the Company with another corporation in which the Company is not the surviving corporation. In that circumstance, the Committee may, subject to the approval of the Board of Directors of the Company or the Board of Directors of any corporation assuming the obligations of the Company under the 1998 Plan, take action regarding each outstanding unexercised option to either (i) substitute on an equitable and economically equivalent basis an appropriate number of shares of the surviving corporation for the shares of Common Stock covered by the Option, or (ii) cancel the Option and provide for a payment to the optionee of an amount equal to the cash value of the Option (determined in accordance with the provisions of the 1998 Plan). In addition, the 1998 Plan permits
Options to be granted to new Eligible Participants who become such as a result of the Company's acquisition of property or stock from an unrelated corporation in substitution for options granted to such Eligible
Participants by their former employer.
Restricted Stock
      The Committee, at any time, may grant Awards of restricted stock under the 1998 Plan; provided, however, that no more than 20,000 shares of restricted stock may be granted in the aggregate during any calendar year.
The Committee may condition the grant of restricted stock (or the exercise of options) upon the attainment of specified levels of revenue, earnings per share, net income, return on equity, return on sales, stock price, costs, individual performance measures or such other factors or criteria as the Committee shall determine. The provisions of various restricted stock
Awards (or option grants) need not be identical; provided, however, that such restricted stock Awards shall be subject to the following terms and conditions: (i) until all applicable restrictions lapse, the grantee shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber the shares of restricted stock; (ii) the grantee shall have all of the rights of a shareholder of the Company with respect to the shares of restricted stock (including the right to vote the shares and the right to receive any cash dividends); (iii) unless otherwise provided in the applicable restricted stock agreement or pursuant to (iv) below, all shares of restricted stock shall be forfeited by the grantee upon termination of employment; (iv) in the event of a hardship or other special circumstances under which a grantee's employment is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions attendant to shares of restricted stock held by such grantee;
(v) upon the lapse of all applicable restrictions, unlegended certificates for such shares shall be delivered to the grantee; and (vi) each Award shall be subject to the terms of a restricted stock agreement. All grantees of restricted stock shall be issued a certificate in respect of such shares, registered in such grantee's name and bearing an appropriate legend. In its discretion, the Committee may require that the certificates evidencing such shares of restricted stock be held in custody by the Company until the restrictions thereon have lapsed.
Stock Appreciation Rights
      Stock Appreciation Rights ("SARs") may be granted alone or in addition to other Awards under the Plan. The Committee shall determine the Eligible Participants to whom and the time or times at which SAR grants will be made.
The Committee shall have complete discretion to determine the number of shares to which each SAR applies and the terms and conditions of the SARs granted under the Plan; provided that the exercise price of an SAR shall not be less than 100% of the Fair Market Value of Company Stock on the date the SAR is granted. Without limiting the generality of the foregoing, the Committee may condition the exercise of Stock Appreciation Rights upon the attainment of specified levels of revenue, earnings per share, net income, return on assets, return on sales, customer satisfaction, stock price, costs, individual performance measures or such other factors or criteria as the Committee shall determine. Each SAR grant shall be evidenced by an agreement that shall contain the terms and conditions of the SAR Award. The provisions of each SAR Award need not be the same with respect to each recipient.
      An SAR may be exercised in whole or in part from time to time as specified in the SAR agreement by giving written notice of the exercise to the Company, specifying the number of shares with respect to which the SAR is being exercised. Upon exercise of an SAR, a Grantee shall be entitled to receive from the Company an amount determined by multiplying: (a) the difference between the Fair Market Value of the Company Stock on the date of exercise over the exercise price; times (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in shares of Company Stock of equivalent value or in some combination thereof.
Term of 1998 Plan
      The 1998 Plan will terminate 10 years after its effective date (i.e., April 20, 2008), except as to Awards then outstanding, which Awards shall remain in effect until they have been exercised, the restrictions have lapsed or the Awards have expired or been forfeited.
General Terms
      The Company may require, as a condition to the exercise of an Award or the issuance of an unrestricted stock certificate, that the grantee concurrently pay to the Company any taxes which the Company is required to withhold by reason of such exercise or lapse of restrictions. Such payment may be made either in cash or, at the discretion of the Committee, and subject to all applicable rules and regulations, through shares of Delivered Stock or shares of stock withheld from the Award having a Fair Market Value equal to the amount of the tax obligation. No Award granted under the 1998
Plan shall be transferable by a grantee other than by will or the laws of descent and distribution; provided, however, that the Committee, in its discretion but in accordance with Internal Revenue Service guidance, may grant Nonqualified Stock Options that are transferable, without payment of consideration, to family members of the grantee or to trusts or partnerships for such family members.
      As of the date hereof, there are no outstanding Options or shares of restricted stock under the 1998 Plan and no shares of Common Stock have been issued upon the exercise of Options granted under the 1998 Plan.
Furthermore, the number of grants to be made in the future to current executive officers and key employees is subject to the discretion of the Committee and cannot be determined at this time. On March 13, 1998, the closing price of the Common Stock on the American Stock Exchange was $23.125.
Federal Tax Consequences
      An Eligible Participant realizes no taxable income at the time an Option is granted under the 1998 Plan. An Eligible Participant generally realizes no taxable income at the time of an Award of restricted stock, so long as the restricted stock is not vested. Stock is vested for this purpose if it is either transferable or is not subject to a substantial risk of forfeiture. An Eligible Participant realizes no taxable income at the time a Stock Appreciation Right is granted under the 1998 Plan.
      With regard to Incentive Stock Options, no income is recognized by an Eligible Participant upon transfer to him of shares pursuant to his exercise of an Incentive Stock Option. In order to avail himself of this tax benefit, the Eligible Participant must make no disposition of the shares so received before he has held such shares for at least one year and at least two years have passed since he was granted the Option. Assuming compliance with this and other applicable tax provisions, an Eligible Participant will realize long-term capital gain or loss when he disposes of his shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If an Eligible
Participant disposes of shares acquired by exercise of an Incentive Stock
Option before the expiration of the above-noted periods, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent the lessor of (a) the Fair Market
Value of the shares on the date the Option was exercised, or (b) the amount realized upon such disposition, exceeds the exercise price. Any amount realized in excess of the Fair Market Value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares. For purposes of the alternative minimum tax, the Eligible Participant will recognize income upon the transfer of shares to him pursuant to the exercise of an Incentive Stock Option in an amount equal to the difference between the Fair Market Value of the shares at the time of exercise and the exercise price.
      With regard to Nonqualified Stock Options, ordinary income generally is realized by the Eligible Participant at the time of his exercise of an Option. The amount of income is generally equal to the difference between the exercise price and the Fair Market Value of the shares on the date of exercise. Tax withholding is currently required on such income. When an Eligible Participant disposes of shares acquired upon the exercise of a Nonqualified Stock Option, any amount received in excess of the Fair Market Value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the Fair Market Value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon on the holding period of the shares.
      With regard to restricted stock, ordinary income is realized by an Eligible Participant at the time that such restricted stock vests. The amount of income is generally equal to the excess of the Fair Market Value of the shares at the time of vesting over the purchase price for such shares, if any. Tax withholding is required on such income. When an Eligible Participant disposes of restricted stock, any amount received in excess of the Fair Market Value of the shares on the date of vesting will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the Fair
Market Value on the date of vesting, the loss will be treated as long-term or short-term capital loss, depending on the holding period of the shares. Dividends paid on restricted stock which has not vested and which has not been the subject of an election under Section 83(b) of the Code are treated as compensation income. Section 83(b) of the Code permits the Eligible Participant to elect, not more than 30 days after the date of grant of the restricted stock, to include as ordinary income the difference between the Fair Market Value of the restricted stock on the date of grant and the purchase price of the restricted stock, if any. If no Section 83(b) election is made, then the ordinary income inclusion occurs on the date the restricted stock becomes vested and the amount of such inclusion will be the spread between the Fair Market Value of the restricted stock and the purchase price for the restricted stock at the time of vesting, if any.
      With regard to Stock Appreciation Rights, ordinary income is realized by the Eligible Participant at the time of his exercise of the Stock Appreciation Right. The amount of income is equal to the amount received by the Eligible Participant from the Company. Tax withholding is currently required on such income.
      If an Eligible Participant pays the exercise price of an Option by tendering other vested shares then owned by the Eligible Participant, the difference between the Fair Market Value and adjusted basis of the tendered shares will not produce a taxable gain or loss to the Eligible Participant; however, the Eligible Participant's tax basis for an equal number of acquired shares will be the same as the Eligible Participant's tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the sum of the amount paid in cash, if any, plus any amount that the optionee is required to recognize as income as a result of the exercise of the Option.
      No deduction will be allowed to the Company for federal income tax purposes at the time of the grant or exercise of any Incentive Stock Option.
At the time of a disqualifying disposition by an Eligible Participant, the Company will be entitled to a deduction for the amount taxable to the Eligible Participant as ordinary income. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the Eligible Participant is considered to have realized ordinary income in connection with the exercise of a Nonqualified Stock Option or Stock Appreciation Right and the grant of restricted stock, assuming compliance with Section 162(m) of the Code.
      The foregoing discussion is based upon presently applicable provisions of the federal income tax laws, and thus is subject to change if and when such laws change.

                              PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total return of companies on the Standard & Poor's 500 Stock Index and an index compiled by the Company of publicly held regional brokerage firms. Alex Brown, Inc. appeared as a component of the industry specific index for years 1993 through 1996, but was omitted for 1997 because it was acquired by another entity. The firms contained within the index of publicly held regional brokerage firms are:
     Advest Group Inc.                 McDonald & Company Investments
     Dain Rauscher Corporation         Morgan Keegan Inc.
     First Albany Companies Inc.       Piper Jaffray Companies Inc.
     Interstate/Johnson Lane Inc.      Raymond James Financial Corporation
     Jefferies Group Inc.              Rodman & Renshaw Capital Group
     Kinnard Investments Inc.          Scott & Stringfellow Financial
     Legg Mason Inc.                   Stifel Financial Corporation

             12-31-93    12-31-94    12-31-95    12-31-96    12-31-97
Ziegler         $110       $103         $122       $132        $166
S&P 500         $110       $111         $153       $189        $251
Regionals       $132       $101         $143       $201        $358

                 Assumes $100 invested on December 31, 1992.

                          COMPENSATION OF DIRECTORS
Directors not employed by the Company received the following compensation in 1997 for their services: (a) $11,000 annual retainer, one half paid in cash, the other half paid in shares of common stock of the Company; (b) $500 for each board meeting attended and (c) $500 for each committee meeting attended. Directors may elect to defer all or part of compensation earned following the date of such election. Deferred amounts, plus interest, are paid in annual installments over a three year period beginning no later than the year after retirement from the Board of Directors. Directors who are employed by the Company or any of its subsidiaries do not receive any fees or retainer related to their services as directors.
                     MEETINGS OF THE BOARD OF DIRECTORS
During the fiscal year ended December 31, 1997, the Board of Directors met seven times. Each director attended all of the meetings of the Board, with the exception of Messrs. J. R. Green, P. R. Kellogg, and F. J. Wenzel who attended 85% of the Board meetings held, and Mr. S. A. Roell, who attended
57% of the Board meetings held. Each director attended all meetings of committees of the Board on which the director served, with the exception of Mr. F. J. Wenzel, who attended 66% of the committee meetings held.
                    COMMITTEES OF THE BOARD OF DIRECTORS
The Audit Committee of the Board of Directors during 1997 was composed of
John C. Frueh (Chairman), Peter R. Kellogg, Patrick D. J. Kenny and Bernard
C. Ziegler III, none of whom is an officer or employee of the Company. The Committee met twice in 1997. The Audit Committee meets with the independent auditors to review the plan for and results of the annual audit, to review the range of audit fees, and to discuss financial reporting policies and practices and the system of internal control. Non-audit services and fees are also reviewed. The Committee meets with the internal auditor to review its activities during the year and the planned activities for the ensuing year. The Committee recommends the engagement of the independent auditors to the Board of Directors.
The Compensation Committee of the Board of Directors during 1997 was composed of John R. Green (Chairman), Stephen A. Roell and Frederick J. Wenzel, Directors of the Company who are not officers or employees of the Company. During 1997, the Compensation Committee met three times. The Committee reviewed the overall compensation policy, approved the Company's annual compensation program, adopted a new committee charter, and determined compensation for the chief executive officer of the Company. The new committee charter changed the name of this committee to the Organization and Compensation Committee.
At a Board of Directors meeting held on January 21, 1998, the Board revised and expanded the responsibilities of the Compensation Committee, and renamed it the Organization and Compensation Committee. The Organization and Compensation Committee will be a standing committee of the Board, comprised of no fewer than three independent directors.  It will provide recommendations to the Board about corporate governance matters, the agenda for the Board's consideration, nominations for the election of directors, and other matters. It will also review compensation for the chief executive officer and executive officers, and will review the chief executive officer's performance at least annually.
The Compensation Committee, at its meeting held on January 15, 1998, recommended to the Board the four nominees, namely Messrs. Ziegler, Wenzel, Kellogg and Carlson, for election to the Company's Board of Directors.
                      SELECTION OF INDEPENDENT AUDITORS
The Board of Directors proposes the adoption of a resolution approving the Directors' decision to continue the employment of Arthur Andersen LLP as auditors for the Company. If the shareholders fail to ratify such selection, the Board will reconsider it. Representatives of Arthur Andersen LLP will be present at the shareholders' meeting with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions. Arthur Andersen LLP performed the following audit services for the Company during 1997: audits of the annual consolidated financial statements of the Company and its subsidiaries.
                           SHAREHOLDERS PROPOSALS
Any shareholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with the Annual Meeting of Shareholders to be held in 1999 must do so no later than November 19, 1998. The inclusion of any proposal will be subject to applicable rules of the Securities and Exchange Commission.
           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Based solely on a review of statements of beneficial ownership and of changes therein furnished to the Company during and with respect to the 1997 calendar year and written representations made to the Company, the management of the Company believes that during 1997, its executive officers, directors and beneficial owners of more than 10% of the Company's common stock met Section 16(a) requirements on a timely basis, except a report covering Donald A. Carlson's acquisition of 500 shares was filed late.
                                OTHER MATTERS
The matters referred to in the notice of meeting and in the proxy statement are, as far as the Board of Directors now knows, the only matters which will be presented for consideration at the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote on them in accordance with their best judgment.
All shares represented by duly executed proxies will be voted for the election of the nominees named above as directors, unless authority to vote for the proposed slate of directors or any individual director has been withheld. With respect to the other proposals to be considered, all shares will be voted for or against, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted for adoption of the Company's 1998 Stock Incentive Plan and to approve Arthur Andersen LLP as the
Company's independent accountants.
The Company's 1997 Annual Report, although not a part of this proxy statement, is enclosed.
                                   By Order of the Board of Directors,
                                   /s/ Janine R. Yovanovich
                                   Janine R. Yovanovich
                                   Corporate Secretary
                                 APPENDIX A
                         THE ZIEGLER COMPANIES, INC.
                          1998 STOCK INCENTIVE PLAN
I.    INTRODUCTION
      1.01  Purpose.  This plan shall be known as The Ziegler Companies,
Inc. 1998 Stock Incentive Plan (the "1998 Plan" or the "Plan"). The purpose of the Plan is to provide incentive for key employees of The Ziegler Companies, Inc. and its Subsidiaries to improve corporate performance on a long-term basis, and to attract and retain key employees and qualified directors.
      1.02 Effective Date. The effective date of the 1998 Plan shall be April 20, 1998, subject to approval of the 1998 Plan by the shareholders of The Ziegler Companies, Inc. at the 1998 annual meeting. Any Awards granted prior to such shareholder approval shall be expressly conditioned upon such shareholder approval of the Plan.
      1.03 Effect on Prior Plans. If the 1998 Plan is approved, no further awards or grants will be made under The Ziegler Company, Inc. 1993
Employees' Stock Incentive Plan.  Options granted under that plan will remain in effect until they have been exercised or have expired.  The options shall be administered in accordance with their terms and in accordance with the plan under which they were granted.
II.   PLAN DEFINITIONS
      2.01  Definitions.  For Plan purposes, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:
      (a) "Award" shall mean the grant of any form of stock option, restricted stock or stock appreciation right.
      (b)   "Board" shall mean the Board of Directors of the Company.
      (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.
      (d)   "Committee" shall mean the Organization and Compensation
            Committee of the Board, as described in Section 4.01.
      (e) "Company" shall mean The Ziegler Companies, Inc., a Wisconsin corporation.
      (f) "Company Stock" shall mean Common Stock of the Company and such other stock and securities as may be substituted therefor pursuant to Section 3.02.
      (g)   "Eligible Participant" shall mean any regular salaried employee of the Company or a Subsidiary who satisfies all of the requirements of Section 5.01 and any director of the Company; provided, however that any director of the Company who is not also an employee of the Company shall not be eligible to receive an incentive stock option.
      (h) "Fair Market Value" on any date shall mean, with respect to Company Stock, if the stock is then listed and traded on a registered national securities exchange, or is quoted in the NASDAQ National Market System, the mean of the high and low sale prices recorded in composite transactions as reported in the
            Wall Street Journal (Midwest Edition).  In the absence of
            reported sales on such date, or if the stock is not so listed or quoted, but is traded in the over-the-counter market, "Fair
            Market Value" shall be the mean of the closing bid and asked prices for such shares on such date as reported in the Wall
            Street Journal (Midwest Edition), or, if not so reported as obtained from a bona fide market maker in such shares.
      (i) "Grantee" shall mean any person who has been granted an Award under the Plan.
      (j)   "Option Period" shall mean the period of time provided pursuant to Section 6.04 within which a stock option may be exercised.
      (k) "Subsidiary" shall mean any corporation now or hereafter in existence in which the Company owns, directly or indirectly, a voting stock interest of more than fifty percent (50%).
III.  SHARES SUBJECT TO OPTION
      3.01 Available Shares. The total number of shares of Company Stock that may be issued under the Plan, shall in the aggregate not exceed four hundred thirty-five thousand (435,000) shares. Shares subject to and not issued under an option or stock appreciation right which expires, terminates, is canceled or forfeited for any reason under the Plan and shares of restricted Company Stock which have been forfeited before the Grantee has received any benefits of ownership, such as dividends from the forfeited shares, shall again become available for the granting of Awards.
      3.02  Changes in the Number of Available Shares.  If any stock dividend is declared upon the Company Stock, or if there is any stock split, stock distribution, dividend in partial liquidation, or other recapitalization of the Company, the aggregate number and kind of shares which may thereafter be offered under the Plan shall, in the discretion of the Committee, be proportionately and appropriately adjusted and the number and kind of shares then subject to options granted to employees under the
Plan and the per share option price therefor shall be proportionately and appropriately adjusted, without any change in the aggregate purchase prices to be paid therefor.
IV.   ADMINISTRATION
      4.01 Administration by the Committee. The Plan shall be administered by the Organization and Compensation Committee of the Board, or such other committee of the Board as the Board may from time to time determine. The Committee shall be constituted so as to permit the Plan to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule) and Section 162(m) of the Code.
      4.02  Committee Powers.  The Committee is empowered to adopt such rules, regulations and procedures and take such other action as it shall deem necessary or proper for the administration of the Plan and, in its discretion, may modify, extend or renew any option theretofore granted. The Committee shall also have authority to interpret the Plan, and the decision of the Committee on any questions concerning the interpretation of the Plan shall be final and conclusive. The Committee may consult with counsel, who may be counsel for the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Committee may adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Eligible Participants who are foreign nationals or employed outside of the United States.
      Subject to the provisions of the Plan, the Committee shall have full and final authority to:
      (a)   designate the persons to whom Awards shall be granted;
      (b)   grant Awards in such form and amount as the Committee shall determine;
      (c)   impose such limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate, and
      (d) waive in whole or in part any limitations, restrictions or conditions imposed upon any such Award as the Committee shall deem appropriate.
V.    PARTICIPATION
      5.01 Eligibility. Key employees and directors of the Company and its Subsidiaries (including officers and employees who may be members of the Board) who, in the sole opinion of the Committee, contribute significantly to the growth and success of the Company or a Subsidiary shall be eligible for Awards under the Plan. From among all such Eligible Participants, the Committee shall determine from time to time those Eligible Participants to whom Awards shall be granted. No Eligible Participants may be granted an Award or Awards covering more than 43,500 shares of Company Stock in any calendar year. No Eligible Participant shall have any right whatsoever to receive an Award unless so determined by the Committee.
      5.02 No Employment Rights. The Plan shall not be construed as conferring any rights upon any person for a continuation of employment, nor shall it interfere with the rights of the Company or any Subsidiary to terminate the employment of any person or to take any other action affecting such person.
VI.   STOCK OPTIONS
      6.01  General.  Stock options granted under the Plan may be in the form of incentive stock options (within the meaning of the Code) or nonqualified stock options. Each option granted under the Plan shall be evidenced by a stock option agreement between the Company and the Grantee which shall contain the terms and conditions required by this Article VI, and such other terms and conditions, not inconsistent herewith, as the Committee may deem appropriate in each case. Without limiting the generality of the foregoing, the Committee may condition the exercise of stock options upon the attainment of specified levels of revenue, earnings per share, net income, return on equity, return on sales, stock price, costs, individual performance measures or such other factors or criteria as the Committee shall determine. The provisions of option grants need not be the same with respect to each recipient.
      6.02 Option Price. The price at which each share of Company Stock covered by an option may be purchased shall be determined in each case by the Committee and set forth in each stock option agreement.  In no event shall such price be less than one hundred percent (100%) of the Fair Market Value of the Company Stock when the option is granted. Notwithstanding the foregoing, the Committee may grant nonqualified stock options with an option price of less than 100% of the Fair Market Value of the Company Stock on the condition that the Grantee make a cash payment to the Company on the date of grant of at least the difference between the Fair Market Value of the
Company Stock and the option price (i.e., the sum of the cash payment and the option price must be equal to or in excess of the Fair Market Value of the Company Stock on the date of grant). Employees who own, directly or indirectly, within the meaning of Code Section 425(d), more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary corporation shall not be eligible to receive an incentive stock option hereunder unless the purchase price per share under such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.
      6.03 Date Option Granted. For purposes of the Plan, a stock option shall be considered as having been granted on the date on which the
Committee authorized the grant of the option, except where the Committee has designated a later date, in which event the later date shall constitute the date of grant of the option; provided, however, that in either case notice of the grant of the option shall be given to the employee within a reasonable time.
      6.04  Period for Exercise.  Each stock option agreement shall state the period or periods of time within which the option may be exercised by the Grantee, in whole or in part, which shall be the period or periods of time as may be determined by the Committee, provided that:
      (a)   No option granted under this Plan may be exercised until at least six months have elapsed from the date of grant (except in the case of death or disability) or prior to shareholder approval of the Plan,
      (b)   No Option Period for an incentive stock option may exceed ten
            (10) years from the date the option is granted, and
      (c) Options must be exercised while the Grantee is employed by the Company or a Subsidiary or within three months after termination of employment, or if termination is caused by death or disability, within one year after such termination.
      (d) Unless permitted by the Committee, no option may be exercised by an employee who has been terminated for cause, as determined by the Committee; and no option shall vest after termination of employment for any reason.
      6.05  Special Rule for Incentive Stock Options.  For so long as
Section 422 (or any successor provision) of the Code so provides, the aggregate Fair Market Value (determined as of the date the incentive stock option is granted) of the number of shares with respect to which incentive stock options are exercisable for the first time by a Grantee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000) or such other limit as may be required by the Code.
      6.06 Method of Exercise. Subject to Section 6.04, each option may be exercised in whole or in part from time to time as specified in the stock option agreement. Each Grantee may exercise an option by giving written notice of the exercise to the Company, specifying the number of shares to be purchased, accompanied by payment in full of the purchase price therefor.
The purchase price may be paid in cash, by check, or, with the approval of the Committee, by delivering shares of Company Stock which have been beneficially owned by the Grantee, the Grantee's spouse, or both of them for a period of at least six months prior to the time of exercise ("Delivered Stock") or a combination of cash and Delivered Stock. Delivered Stock shall be valued at its Fair Market Value determined as of the date of exercise of the option. No Grantee shall be under any obligation to exercise any option hereunder. The holder of an option shall not have any rights of a stockholder with respect to the shares subject to the option until such shares shall have been delivered to him or her.
      6.07 Merger, Consolidation or Reorganization. In the event of a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, the Committee may, subject to the approval of the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, take action regarding each outstanding and unexercised option pursuant to either clause (a) or (b) below:
      (a) Appropriate provision may be made for the protection of such option by the substitution on an equitable basis of appropriate shares of the surviving corporation, provided that the excess of the aggregate Fair Market Value of the shares subject to such option immediately before such substitution over the exercise price thereof is not more than the excess of the aggregate fair market value of the substituted shares made subject to option immediately after such substitution over the exercise price thereof; or
      (b)   The Committee may cancel such option.  In such event, the
            Company, or the corporation assuming the obligations of the Company hereunder, shall pay the employee an amount of cash
            (less normal withholding taxes) equal to the excess of the highest Fair Market Value per share of the Company Stock during the 60-day period immediately preceding the merger, consolidation or reorganization over the option exercise price, multiplied by the number of shares subject to such option.
      6.08  Substitute Options.  Notwithstanding the provisions of Sections
6.02 and 6.03 above, in the event that the Company or a Subsidiary consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Eligible Participants on account of such transaction may be granted options in substitution for options granted by their former employer. If such substitute options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the shares on the grant date.
VII.  RESTRICTED STOCK
      7.01 Administration. Shares of restricted stock may be issued either alone or in addition to other Awards granted under the Plan; provided that a maximum of 20,000 shares of restricted stock may be granted in any calendar year. The Committee shall determine the Eligible Participants to whom and the time or times at which grants of restricted stock will be made, the number of shares to be awarded, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the
Awards. The Committee may condition the grant of restricted stock upon the attainment of specified levels of revenue, earnings per share, net income, return on equity, return on sales, stock price, costs, individual performance measures or such other factors or criteria as the Committee shall determine. The provisions of restricted stock Awards need not be the same with respect to each recipient.
      7.02 Awards and Certificates. Each individual receiving a restricted stock Award shall be issued a certificate in respect of such shares of restricted stock. Such certificate shall be registered in the name of such individual and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Ziegler Companies, Inc. 1998 Stock Incentive Plan
      and a Restricted Stock Agreement.  Copies of such Plan and Agreement are on file at the offices of The Ziegler Companies, Inc."
The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any restricted stock Award, the Grantee shall have delivered a stock power, endorsed in blank, relating to the
Company Stock covered by such Award.
      7.03  Terms and Conditions.  Shares of restricted stock shall be subject to the following terms and conditions:
      (a)   Until the applicable restrictions lapse, the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock.
      (b) The Grantee shall have, with respect to the shares of restricted stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the
            Committee, cash dividends shall be automatically paid in cash and dividends payable in Company Stock shall be paid in the form of additional restricted stock.
      (c) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and (d) below, all shares still subject to restriction shall be forfeited by the Grantee upon termination of a Grantee's employment for any reason.
      (d) In the event of hardship or other special circumstances of a Grantee whose employment is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to such Grantee's shares of restricted stock.
      (e) If and when the applicable restrictions lapse, unlegended certificates for such shares shall be delivered to the Grantee.
      (f)   Each Award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.
VIII. STOCK APPRECIATION RIGHTS
      8.01 SAR Grants. Stock Appreciation Rights ("SARs") may be granted alone or in addition to other Awards under the Plan. The Committee shall determine the Eligible Participants to whom and the time or times at which
SAR grants will be made. The Committee shall have complete discretion to determine the number of shares to which each SAR applies and the terms and conditions of the SARs granted under the Plan; provided that the exercise price of an SAR shall not be less than 100% of the Fair Market Value of
Company Stock on the date the SAR is granted.   Without limiting the
generality of the foregoing, the Committee may condition the exercise of stock appreciation rights upon the attainment of specified levels of revenue, earnings per share, net income, return on assets, return on sales, customer satisfaction, stock price, costs, individual performance measures or such other factors or criteria as the Committee shall determine.  Each
SAR grant shall be evidenced by an agreement that shall contain the terms and conditions of the SAR Award.  The provisions of each SAR Award need not be the same with respect to each recipient.
      8.02 Method of Exercise. An SAR may be exercised in whole or in part from time to time as specified in the SAR agreement. Each Grantee may exercise an SAR by giving written notice of the exercise to the Company, specifying the number of shares with respect to which the SAR is being exercised.
      8.03 Payment of SAR Amount. Upon exercise of an SAR, a Grantee shall be entitled to receive from the Company an amount determined by multiplying:
(a) the difference between the Fair Market Value of the Company Stock on the date of exercise over the exercise price; times (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in shares of
Company Stock of equivalent value or in some combination thereof.
IX.   WITHHOLDING TAXES
      9.01  General Rule.  Pursuant to applicable federal and state laws, the Company is or may be required to collect withholding taxes upon the exercise of an Award or the lapse of stock restrictions. The Company may require, as a condition to the exercise of an Award or the issuance of a stock certificate, that the Grantee concurrently pay to the Company (either in cash or, at the request of Grantee but in the discretion of the Committee and subject to such rules and regulations as the Committee may adopt from time to time, in shares of Delivered Stock) the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise or lapse of restrictions, in such amount as the Committee or the Company in its discretion may determine.
      9.02  Withholding from Shares to be Issued.  In lieu of part or  all of any such payment, the Grantee may elect, subject to such rules and regulations as the Committee may adopt from time to time, or the Company may require that the Company withhold from the shares to be issued that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.
      9.03 Special Rule for Insiders. Any such request or election (to satisfy a withholding obligation using shares) by an individual who is subject to the provisions of Section 16 of the Securities Exchange Act of
1934 shall be made in accordance with the rules and regulations of the Securities and Exchange Commission promulgated thereunder.
X.    GENERAL
      10.01 Nontransferability. No Award shall be transferable by a Grantee otherwise than by will or the laws of descent and distribution, provided that in accordance with Internal Revenue Service guidance, the Committee, in its discretion, may grant nonqualified stock options that are transferable, without payment of consideration, to family members of the Grantee or to trusts or partnerships for such family members. The Committee may also amend outstanding stock options to provide for such transferability.
      10.02 General Restriction. Each Award shall be subject to the requirement that if at any time the Board or the Committee shall determine, in its discretion, that the listing, registration, or qualification of securities upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of securities thereunder, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee.
      10.03 Expiration and Termination of the Plan. The Plan will terminate ten (10) years after the effective date of the Plan, except as to Awards then outstanding under the Plan, which Awards shall remain in effect until they have been exercised, the restrictions have lapsed or the Awards have expired or been forfeited. The Plan may be abandoned or terminated at any time by the Board of Directors of the Company, except with respect to any Awards then outstanding under the Plan.
      10.04 Amendments. The Board may from time to time amend, modify, suspend or terminate the Plan; provided, however, that no such action shall be made without shareholder approval where such change would be required in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934
(or any successor rule) or the Code.  Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), reduce the exercise price of outstanding options, or authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an Award (either directly or through modification of the Plan) shall, without the consent of the Grantee, alter or impair any rights of the Grantee under the Award.
      10.05 Construction.  Except as otherwise required by applicable federal laws, the Plan shall be governed by, and construed in accordance with, the laws of the State of Wisconsin.
               THE ZIEGLER COMPANIES, INC. - SHAREHOLDERS' PROXY
               ANNUAL MEETING - APRIL 20, 1998 AND ADJOURNMENTS
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
      The undersigned having received the Notice of Annual Meeting and Proxy Statement dated March 25, 1998, and the Annual Report of 1997, hereby appoints
S. A. Roell and B. C. Ziegler III, and each of them, as proxy with power of substitution, hereby revoking any previous proxies, to vote for the undersigned at the Annual Meeting of Shareholders of The Ziegler Companies, Inc. (the "Company") on April 20, 1998, and any adjournments thereof, as follows:
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL NOMINEES AND IN FAVOR OF PROPOSALS 2 AND 3.
      1.    ELECTION OF DIRECTORS:
                              1 - Peter D. Ziegler 2 - Frederick J. Wenzel
                              3 - Peter R. Kellogg 4 - Donald A. Carlson, Jr.
                  FOR all nominees listed to the left (except as specified
                  below).
                  WITHHOLD AUTHORITY to vote for all nominees listed to the
                  left.
            (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
      2.    FOR       AGAINST       ABSTAIN       the approval of The Ziegler
            Companies, Inc. 1998 Stock Incentive Plan.
      3.    FOR       AGAINST       ABSTAIN       continued employment by the
            Company of Arthur Andersen LLP, as auditors.
      4. In their discretion, upon any other business which may come before the meeting.
DATE                                                             NO. OF SHARES
                  Signature(s) in Box
                  Please sign exactly as name appears hereon. If signed as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held in two or more names, all persons so named must sign. A proxy on behalf of a corporation should be signed in its name by a duly authorized officer.
Check appropriate box
Indicate changes below:
Address Change?            Name Change?